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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 15, 2006

                           Critical Therapeutics, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        000-50767              04-3523569
(State or Other Jurisdiction            (Commission           (IRS Employer
     of Incorporation)                  File Number)        Identification No.)


  60 Westview Street, Lexington, Massachusetts                    02421
    (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On September 15, 2006, Critical Therapeutics, Inc. (the "Company") issued a press release announcing results from the Company's Phase II clinical trial designed to assess the safety and preliminary efficacy of CTI-01, an anti-inflammatory compound, in patients at risk of serious complications, including organ damage, while undergoing major cardiac surgery involving the use of the cardiopulmonary bypass machine. The full text of the Company's press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

       (d) Exhibits.

           See Exhibit Index attached hereto.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 15, 2006                      CRITICAL THERAPEUTICS, INC.

                                               By:   /s/ Frank E. Thomas
                                                     ---------------------------
                                                     Frank E. Thomas
                                                     President


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                                  EXHIBIT INDEX


Exhibit No.          Description
------------         ---------------
99.1                 Press Release dated September 15, 2006.